                                                                    EXHIBIT 23.1

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

EquiFin, Inc.
(formerly Intersystems, Inc.)
Spring Lake, New Jersey


We hereby consent to the incorporation by reference in Registration Statements No. 333-46035 on Form S-8 and No. 333-00003 and 333-42235 on Form S-3 of our
report dated March 20, 2002 relating to the consolidated financial statements of EquiFin, Inc. (formerly Intersystems, Inc.) appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.


                                            BDO Seidman, LLP

Houston Texas
March 27, 2002